Exhibit 4.11


[FACE OF CERTIFICATE]

NUMBER
PA

VELOCITY ASSET MANAGEMENT, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 92257E

THIS CERTIFIES that
is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE SERIES A CONVERTIBLE PREFERRED STOCK OF THE PAR VALUE $.001 EACH OF

VELOCITY ASSET MANAGEMENT, INC.

(hereinafter called the Corporation), transferable on the books of the Corporation by the Holder hereof in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/sig/
Secretary

[SEAL]

/sig/
President

COUNTERSIGNED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(Jersey City, N.J.)
TRANSFER AGENT
BY
AUTHORIZED OFFICER

[REVERSE OF CERTIFICATE]

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - .....(Cust).....Custodian.....(Minor)..... under Uniform
Gifts to Minors Act.....(State).....

Additional abbreviations may also be used though not in the above list.

For Value Received, _____ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

SIGNATURE GUARANTEED

NOTICE:
THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.